Consolidated Statements of Operations - USD ($)	12 Months Ended
	Sep. 30, 2022	Sep. 30, 2021
Revenue	$ 15,652	$ 11,565
Operating expenses:
Cost of revenues	51,489	26,282
Selling, general and administrative expenses	4,519,636	5,009,323
Research and development expenses	1,153,333	1,353,084
Total costs and expenses	5,724,458	6,388,689
Loss from operations	(5,708,806)	(6,377,124)
Other (expense) income:
Interest expense	(567,048)	(150,531)
Gain on forgiveness of loan	0	178,229
Decrease to fair value of derivative	1,000,000	108,944
Total other income	432,952	136,642
Net loss	$ (5,275,854)	$ (6,240,482)
Loss per share - basic and diluted
Net loss per common share - basic and diluted (in dollars per share)	$ (4.40)	$ (5.67)
Weighted common shares - basic and diluted (in shares)	1,199,574	1,100,007